UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 20, 2012

_______________________________________________________________________
LEE ENTERPRISES, INCORPORATED
(Exact name of Registrant as specified in its charter)

_______________________________________________________________________

Commission File Number 1-6227

Delaware (State of Incorporation)	42-0823980 (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa 52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant's telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.    Bankruptcy or Receivership.

As previously disclosed on December 12, 2011 (the “Petition Date”), Lee Enterprises, Incorporated (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) for relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code” and the “Ch. 11 Proceedings”). The Debtors also filed on the Petition Date their Amended Joint Prepackaged Plan of Reorganization dated December 2, 2011 and the Debtors' Amended Solicitation and Disclosure Statement dated December 2, 2011 (the “Disclosure Statement”). On January 19, 2012, the Debtors filed the Second Amended Joint Prepackaged Plan of Reorganization for Lee Enterprises, Incorporated and its Debtor Subsidiaries (the “Plan”), which reflected certain non-material modifications to the plan of reorganization filed on the Petition Date.

On January 23, 2012 (the “Confirmation Date”), the Bankruptcy Court held a hearing and entered an order (the “Confirmation Order”), confirming the Plan. The Debtors expect to emerge from the Ch. 11 Proceedings after satisfying the remaining conditions to effectiveness contemplated under the Plan (the date that all conditions to the effectiveness of the Plan have been satisfied or waived, which is expected to be January 30, 2012, the “Effective Date”). Copies of the Confirmation Order and Plan are filed as Exhibits 2.1 and 2.2 hereto, respectively, and are incorporated herein by reference.

The following is a summary of the material features of the Plan, as confirmed by the Bankruptcy Court. The following summary highlights only certain provisions of the Plan and is not a complete description of that document. This summary is qualified in its entirety by reference to the Plan. Capitalized terms used but not defined in this Form 8-K have the meanings set forth in the Plan. The Plan provides that on the Effective Date:

•
The Company will enter into agreements to amend and extend its prepetition borrowings under its revolving credit facility and A Term Loan Facility beyond their current maturity of April 2012 in a structure of first and second lien debt. The first lien debt consists of a term loan of $689.5 million, as well as a new $40 million revolving credit facility that is not expected to be drawn at closing, both of which mature in December 2015. The first lien debt carries interest at LIBOR plus 6.25%, with a LIBOR floor of 1.25%. Interest on the $40 million revolver is at LIBOR plus 5.5%, with a LIBOR floor of 1.25%. Mandatory amortization payments for the first lien debt total $5 million for the remainder of the Company's 2012 fiscal year, $11 million in 2013, $12.75 million in 2014, and $13.5 million prior to the final maturity in 2015. In addition, the first lien debt requires principal payments based on calculated excess cash flow and allows for optional repayments.

•
The second lien debt consists of a $175 million term loan with an interest rate of 15% maturing in April 2017. There are no scheduled mandatory amortization payments required, except as may be required in 2017 for income tax purposes. Second lien creditors will receive their pro rata share of the Company's issuance of 6,743,640 shares of its Common Stock, par value $0.01 per share, amounting to approximately 13% of outstanding shares on a pro forma basis as of the Effective Date.

•
The Company will enter into agreements regarding its remaining prepetition debt, the Pulitzer Notes, to extend their maturities to December 2015. The debt will carry an interest rate of 10.55%, increasing 0.75% in January 2013 and each year thereafter. Adjusted for principal payments of $5.0 million and non-cash fees in the amount of $3.5 million to be paid to Noteholders, the amended Pulitzer Notes will have a balance of $126.4 million. Mandatory amortization payments total $1.4 million in 2012 and $6.4 million annually thereafter prior to the final maturity in December 2015. The Pulitzer Notes also require principal payments based on calculated excess cash flow and allow for optional repayments. Each Holder of a Claim arising under the prepetition Pulitzer Notes will receive its pro rata share of new Pulitzer Notes issued by the Company's indirect subsidiary, St. Louis Post-Dispatch LLC.

•
The Company will adopt an Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and Amended and Restated By-Laws. The Company's Certificate of Incorporation will reduce the par value of the Company's Common Stock from $2.00 per share to $0.01 per share.

•
The Company's Board of Directors will have the same eleven (11) directors who were serving as directors on the Petition Date. Also, the Company expects its management to consist of its officers as of the Petition Date.

•
All of the Debtors' Executory Contracts, except certain exceptions specified in the Plan, will be deemed assumed as of the Effective Date, including but not limited to, the Employee Benefit Plans, Collective Bargaining Plans and the Company's preferred stock purchase rights agreement.

•
The provisions of the Plan will be binding on the Debtors and any creditor or equity interest holder of the Debtors. Also, the Confirmation Order discharges the Debtors from any and all debts, Claims, and Interests that arose on or prior to the Effective Date (other than Claims and Interests that are being reinstated pursuant to the Plan) and substitutes for such debt, Claims and Interests the obligations specified under the Plan.

•
Subject to the terms of the Plan, the Debtors will on the Effective Date be discharged and released from any and all Claims that are not reinstated under the Plan. All Entities that held such claims will be enjoined pursuant to the Plan and the Confirmation Order from asserting any such claims against the Debtors or the Reorganized Debtors and their respective assets and property. In addition, the Debtors will release certain claims against the “Released Parties” identified in the Plan, which include the Consenting Lenders, Backstop Lenders, Consenting Noteholders, the DIP Revolving Facility Lenders and certain agents thereof and their respective officers, directors, affiliates and representatives. The Holders of Claims under the Company's existing prepetition credit facility and the holders of the Pulitzer Notes have also granted certain releases in favor of the Debtors and certain parties related to the Debtors contained in the Plan, subject to the rights of certain of those holders under the Plan to opt out of such releases. The Plan and the Confirmation Order also contain broad exculpation provisions in favor of the Debtors and the other Released Parties under the Plan, pursuant to which the Debtors and the other Released Parties shall not have nor incur liability to, or be subject to actions by, any Holder of a Claim against or Interest in the Debtors, or other parties relating thereto, for any act or omission in connection with, relating to, or arising out of the Ch. 11 Proceedings, the Plan and Disclosure Statement, and certain other documents and actions relating to the Ch. 11 Proceedings and the restructuring contemplated by the Plan.

As of the Confirmation Date, the Company had 44,957,601 shares of Common Stock, par value $2.00 per share, issued and outstanding. In addition, as of the Confirmation Date, the Company's stockholders have previously authorized the Company to reserve for issuance (i) 1,400,000 shares of Common Stock under the Company's 1977 Employee Stock Purchase Plan, as amended (of which 270,104 shares remain unissued); (ii) 135,000 shares of Common Stock under the Company's Supplemental Employee Stock Purchase Plan, as amended (of which 8,717 shares remain unissued); (iii) 6,250,000 shares of Common Stock under the Company's Amended and Restated 1990 Long-Term Incentive Plan (of which 3,268,425 shares remain unissued); and (iv) 450,000 shares of Common Stock under the Company's Amended and Restated 1996 Stock Plan for Non-Employee Directors (of which 182,455 shares remain unissued). The Company has an unused balance of Common Stock of 71,312,698 shares.

As of the Effective Date, under the Company's Certificate of Incorporation, the total number of shares of all classes of the reorganized Company's capital stock which the Company will have authority to issue will be 150,500,000, consisting of 500,000 shares of Serial Convertible Preferred Stock, without par value, 120,000,000 shares of Common Stock, par value $0.01 per share, and 30,000,000 shares of Class B Common Stock, par value $2.00 per share. As of the Effective Date, the Company will not have any shares of Class B Common Stock or Serial Convertible Preferred Stock outstanding.

Information regarding the assets and liabilities of the Company as of September 25, 2011 is incorporated herein by reference to the Company's annual report on Form 10-K for the fiscal year ended September 25, 2011 filed with the Securities and Exchange Commission (“SEC”) on December 9, 2011.

On January 23, 2012, the Company issued a news release announcing that the Bankruptcy Court had confirmed the Plan. A copy of the news release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.

On January 20, 2012, the Debtors filed their unaudited Monthly Operating Report for the Filing Period ended December 25, 2011 with the Bankruptcy Court, which is available on the Company's refinancing website located at www.leerefinancing.com.

The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with reporting requirements of the Bankruptcy Court and the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”). The financial information contained in the Monthly Operating Report is preliminary and unaudited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. In addition, certain of the financial information contained in the Monthly Operating Report also excludes certain non-Debtor entities of the Company that are consolidated for GAAP purposes. The Monthly Operating Report may be subject to revision. The Monthly Operating Report is in a format required by the Bankruptcy Court and the Bankruptcy Rules and should not be used for investment purposes. The information in the Monthly Operating Report should not be viewed as indicative of future results. The Company cautions readers not to place undue reliance on the Monthly Operating Reports or other operating reports filed with the Bankruptcy Court.

Limitation on Incorporation by Reference

The Monthly Operating Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Registration statements or other documents filed with the SEC shall not incorporate the Monthly Operating Report by reference, except as otherwise expressly stated in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Monthly Operating Report that is required to be disclosed solely by Regulation FD.

Forward-looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This Current Report contains information that may be deemed forward-looking that is based largely on our current expectations, and is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those anticipated. Among such risks, trends and other uncertainties, which in some instances are beyond our control, are our ability to generate cash flows and maintain liquidity sufficient to service our debt, comply with or obtain amendments or waivers of the financial covenants contained in our credit facilities, if necessary, and to refinance our debt as it comes due. Other risks and uncertainties include the impact and duration of continuing adverse economic conditions, changes in advertising demand, potential changes in newsprint and other commodity prices, energy costs, interest rates, availability of credit, labor costs, legislative and regulatory rulings, difficulties in achieving planned expense reductions, maintaining employee and customer relationships, increased capital costs, maintaining our listing status on the NYSE, competition and other risks detailed from time to time in our publicly filed documents. Any statements that are not statements of historical fact (including statements containing the words “may”, “will”, “would”, “could”, “believe”, “expect”, “anticipate”, “intend”, “plan”, “project”, “consider” and similar expressions) generally should be considered forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements, which are made as of the date of this report. We do not undertake to publicly update or revise our forward-looking statements.

Item 8.01.    Other Events.

On January 23, 2012, the Company's Chairman, President and Chief Executive Officer, Mary E. Junck, sent a letter to the Company's stockholders and employees.  A copy of the this letter is furnished with this report as Exhibit 99.2.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits
	2.1	Confirmation Order dated January 23, 2012
	2.2	Second Amended Joint Prepackaged Plan of Reorganization for Lee Enterprises, Incorporated and its Debtor Subsidiaries, as confirmed by the Bankruptcy Court on January 23, 2012
	99.1	News Release of Lee Enterprises, Incorporated dated January 23, 2012
	99.2	Letter, dated January 23, 2012, to the stockholders and employees of Lee Enterprises, Incorporated from its Chairman, President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date:	January 25, 2012	By:
Carl G. Schmidt
Vice President, Chief Financial Officer,
and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Confirmation Order dated January 23, 2012
2.2	Second Amended Joint Prepackaged Plan of Reorganization for Lee Enterprises, Incorporated and its Debtor Subsidiaries, as confirmed by the Bankruptcy Court on January 23, 2012
99.1	News Release of Lee Enterprises, Incorporated dated January 23, 2012
99.2	Letter, dated January 23, 2012, to the stockholders and employees of Lee Enterprises, Incorporated from its Chairman, President and Chief Executive Officer